EXHIBIT 12(b)
SECTION 906 CERTIFICATIONS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
each of the undersigned officers of Nicholas-Applegate
Institutional Funds ("registrant"), hereby certify,
to the best of our knowledge, that the Registrant's Report
on Form N-CSR for the period ended 3/31/07 (the "Report")
fully complies with the requirements of Section 13(a) or 15(d)
of the Securities and Exchange Act of 1934, as applicable, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 5, 2007

/s/ Horacio A. Valeiras
=======================
Horacio A. Valeiras
Title: Chief Executive Officer and President

EXHIBIT 12(b)
SECTION 906 CERTIFICATIONS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
each of the undersigned officers of Nicholas-Applegate
Institutional Funds ("registrant"), hereby certify,
to the best of our knowledge, that the Registrant's Report
on Form N-CSR for the period ended 3/31/07 (the "Report")
fully complies with the requirements of Section 13(a) or 15(d)
of the Securities and Exchange Act of 1934, as applicable, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 5, 2007

/s/ Deborah A. Wussow
=======================
Deborah A. Wussow
Title: Chief Financial Officer and Treasurer